UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2014

HEAVY EARTH RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-52979	75-3160134
(Commission File Number)	(IRS Employer ID Number)

1890 Bryant St., Suite 316, San Francisco, California 94010

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (415) 813-5079

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 14, 2014, Heavy Earth Resources, Inc. (the “Company”) announced that it has begun to evaluate strategic alternatives for its two assets—working interests in the Morchito and La Maye fields located in Colombia. The Company does not believe that proceeds from the sale of assets would be sufficient to repay its outstanding debt. The Company believes there will be no value remaining for equity holders after the sale of assets.

The information contained in this report is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HEAVY EARTH RESOURCES, INC.

Date: November 14, 2014	/s/ Brian Ladin
Brian Ladin President and Chief Executive Officer